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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): June 11, 2002


                        CAVALCADE OF SPORTS MEDIA, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)



               Nevada                  000-31048           33-0766069
    ----------------------------      -----------      -------------------
    (State or other jurisdiction      Commission          (IRS Employer
          of Incorporation)           File Number      Identification No.)


          12268 Via Latina, Del Mar, California             92914
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip Code)


      Registrant's Telephone Number, including area code: (858) 481-2207
                                                          --------------


        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)





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FORM 8-K


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5.


ITEM 5.  OTHER EVENTS.

A.  Cineports, Inc.

On June 11, 2002, the Registrant entered into a binding Letter of Intent to acquire Cineports, Inc. by means of a merger of Cineports, Inc. with and into a subsidiary of the Registrant to be formed for the purpose of effecting a forward triangular merger. The Letter of Intent is intended to be replaced by a more definitive Plan and Agreement of Reorganization, currently in preparation.

The general plan of the acquisition is that the Registrant will form a wholly-owned subsidiary, using the Cineports name, and that subsidiary will acquire Cineports in a merger in which the subsidiary will be the survivor. In the merger, the Registrant will issue shares of its Common Stock to the holders of Cineports' two series of Preferred Stock and Cineports' Common Stock. In addition, the Registrant will issue warrants to the holders of Cineports' Common Stock.

The merger will be closed on July 10, 2002, to be effective as of 12:01 a.m. July 1, 2002.

Cineports' is engaged in the acquisition of distribution agreements with several foreign film libraries to sell films to homeowners, on a pay-per-view basis, via broadband. Currently, Cineports has distribution agreements with substantial European film libraries. Cineports is currently developing a secured delivery system.

B.  ChangeBridge Entertainment Television LLC.

The form of the acquisition of Changebridge Entertainment Television LLC has been changed. The owner of ChangeBridge, Richard Levinson, has formed a Nevada corporation, "ChangeBridge Television, Inc.", to which he and the limited liability company are contributing all of the assets in exchange for 1,000 shares of the corporation's Common Stock. The Registrant will then acquire those 1,000 shares in a "B" Reorganization, exchanging 100,000 shares of the previously described ChangeBridge Acquisition Series of Convertible Preferred Stock for the 1,000 shares. The exchange will be effective as of 12:01 a.m. on July 1, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The required financial statements will be filed by amendment within sixty (60) days of the date of filing this Form.


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Attached as an Exhibit is the Letter of Intent executed on June 11, 2002.

Exhibit Index
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10.16   Letter of Intent with Cineports, Inc.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  Cavalcade of Sports Media, Inc.


                                         /S/ EDWARD LITWAK
Date: June 11, 2002               By: _______________________________
                                      Edward Litwak, President/CEO